                                   CONTRACT


        THIS AGREEMENT made and executed in Four (4) original counterparts this 16th day of October A.D. 1996 between the Utah Department of Transportation, hereinafter called "Department," first party, and Meadow Valley Contractors, Inc. hereinafter called "Contractor," second party.

        WITNESSETH, That for and in consideration of payments, hereinafter mentioned, to be made by the Department, the Contractor agrees to furnish all labor and equipment; to furnish and deliver all materials not specifically mentioned as being furnished by the Department and to do and perform all work in the construction of Roadway Widening, Bridge Replacement and Signalization in Davis County, State of Utah, the same being that section of I-15, I-215 to 2600 South identified as *IM-INH-15-7(193)316 and Pin No. 89 approximately 3.156 kilometers in length for the approximate sum of Fifteen Million Nine Hundred Eighty-Five Thousand One Hundred Fifty-Five and 47/100 Dollars ($15,985,155.47).

        The Contractor further covenants and agrees that all of said work and labor shall be done and performed in the best and most workmanlike manner and in strict conformity with the plans, and specifications. The said plans and specifications and the notice to contractors, instruction to bidders, the proposal, special provisions and contract bond are hereby made a part of this agreement as fully and to the same effect as if the same had been set forth at length herein.

        In consideration of the foregoing premises, the Department agrees to pay to Contractor in the manner and in the amount provided in the said specification and proposal.

        IN WITNESS WHEREOF, the parties hereto have subscribed their names through their proper officers thereunto duly authorized as of the day and year first above written.


Attest:                                UTAH DEPARTMENT OF TRANSPORTATION

[SIGNATURE APPEARS HERE]
----------------------------------     [SIGNATURE APPEARS HERE]
        Secretary                      ----------------------------------------
                                       Director of Transportation - First Party

Witnesses:

[SIGNATURE APPEARS HERE]
----------------------------------         Meadow Valley Contractors, Inc.
                                       -----------------------------------------
----------------------------------

Approved as to form                    by [SIGNATURE APPEARS HERE]
                                         ---------------------------------------

by [SIGNATURE APPEARS HERE]                         UTAH AREA MANAGER
  --------------------------------     -----------------------------------------
   Assistant Attorney General                            Title

          CONTRACT RECEIVED AND
             PROCESSED BY
APPROVED   DIVISION OF FINANCE
        --------------------------     -----------------------------------------
           Director of Finance              Utah Contractor License Number


                                       FUNDS AVAILABLE
                                                      --------------------------

                                       [SIGNATURE APPEARS HERE]       10-21-96
                                       -----------------------------------------
                                       Budget Officer                   Date